SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                           FORM 8-K/A




                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.


Date of Report (Date of earliest event reported): October 14, 1997
                                   Amends 8-K dated July 31, 1997



                    PetHealth Systems, Inc.


     (Exact name of registrant as specified in its charter)




Colorado                     000-22151              93-0969365
(State or other          Commission File          (IRS Employer
Jurisdiction of               Number)        Identification No.)




                 444 Madison Avenue, Suite 1710
                       New York, NY 10022
                      Address of Principal
               (Executive Offices)    (Zip Code)







Registrant's telephone number, including area code: (212) 750-7878

Item 5.   Other Events.

     The registrant amends its Form 8-K Report, Item 5, filed July 31, 1997 reporting the cancellation of the PetCare, Inc. business plan, return of issued stock, and issuance of other stock as follows:

     The issuance of the 490,000 shares of Common Stock previously reported by the registrant to have been issued under Item 5(d)(I) and (ii) of the Form 8-K Report, has not been formally approved or effected by the issuance of certificates until October 6, 1997.

     All other information set forth in the original Form 8-K
Report is unchanged.


                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PetHealth Systems, Inc.
                                        (Registrant)

                                   By:/s/ Robert Gordon
                                 Name: Robert Gordon
                                Title: President







Dated: October 14, 1997